4Q13 Earnings Conference Call

Supplemental Presentation

January 28, 2014

iBERIABANK Corporation TM

Safe Harbor Language

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform

Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in IBERIABANK Corporation’s periodic filings with the SEC.

In connection with the proposed merger, IBERIABANK Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement / prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT / PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement / prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and

Teche Holding Company, without charge, at the SEC’s website at http://www.sec.gov. Copies of the proxy statement / prospectus and the SEC filings that will be incorporated by reference in the proxy statement / prospectus may also be obtained for free from the IBERIABANK

Corporation website, www.iberiabank.com, under the heading “Investor Information”.

This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Teche Holding Company common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in any proposed merger with Teche Holding Company. The issuance of IBERIABANK Corporation common stock in any proposed merger with Teche Holding Company would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

2 2

Overview

Introductory Comments

Operating EPS of $0.87 driven by higher net interest income, improvement in operating expenses and continued strong organic loan growth

Legacy loan growth:

$568 million since September 30, 2013 (+29% annualized)

$1.5 billion since year-end 2012 (+23%)

Core deposit growth:

($60) million since September 31, 2013 (-3% annualized)

$0.4 billion since year-end 2012 (+5%)

Net interest margin increased 15 bps to 3.52%

13 bps increase in the earning asset yield

2 bps decline in total cost of deposits

Tax equivalent net interest income increased $5.9 million, or 6%, while average earning assets increased $179 million, or 2%

$4.7 million provision for loan losses with $1.4 million in net charge-offs in 4Q13

Total operating expenses declined $3 million to $102 million in 4Q13 (down 3%)

Tangible efficiency ratio on an operating basis declined to 69.9%

Seasonally slower Mortgage and Title income, but strong Capital Markets results

Overview

Performance Metrics – Quarterly Trends

	For Quarter Ended:					Linked Quarter %/Basis Point Change
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	
Net Income ($ in thousands)	$ 23,208	$ 717	$ 15,590	$ 23,192	$ 25,604	10%
Per Share Data:						
Fully Diluted Earnings	$ 0.79	$ 0.02	$ 0.53	$ 0.78	$ 0.86	10%
Operating Earnings (Non-GAAP)	0.80	0.74	0.69	0.83	0.87	4%
Pre-provision Operating Earnings (Non-GAAP)	0.91	0.66	0.73	0.89	0.97	9%
Tangible Book Value	37.34	36.93	36.30	37.00	37.17	0%
Key Ratios:						
Return on Average Assets	0.73%	0.02%	0.49%	0.71%	0.77%	6 bps
Return on Average Common Equity	6.02%	0.19%	4.09%	6.08%	6.62%	54 bps
Return on Average Tangible Common Equity (Non-GAAP)	8.62%	0.55%	5.96%	8.74%	9.43%	69 bps
Net Interest Margin (TE) (1)	3.55%	3.23%	3.39%	3.37%	3.52%	15 bps
Tangible Operating Efficiency Ratio (TE) (1) (Non-GAAP)	72.5%	79.0%	76.8%	73.0%	69.9%	(310) bps
Tangible Common Equity Ratio (Non-GAAP)	8.66%	8.75%	8.69%	8.64%	8.55%	(9) bps
Tier 1 Leverage Ratio	9.70%	9.37%	9.59%	9.65%	9.70%	5 bps
Tier 1 Common Ratio (Non-GAAP)	11.74%	11.39%	11.08%	10.95%	10.55%	(40) bps
Total Risk Based Capital Ratio	14.19%	13.80%	13.45%	13.28%	12.82%	(46) bps
Net Charge-Offs to Average Loans (2)	0.07%	0.06%	0.06%	0.02%	0.07%	5 bps
Nonperforming Assets to Total Assets (2)	0.69%	0.68%	0.69%	0.66%	0.61%	(5) bps

(1) Fully taxable equivalent basis.
(2) Excluding FDIC Covered Assets and Acquired Assets.

- Average earning assets up $179 million (+2%)
- T/E net interest income up $6 million (+6%)
- Provision for loan losses of $5 million:
  - **Legacy net charge-offs: $1.4 million (0.07% annualized rate)**
  - **Covered and acquired loan loss provision: $0.1 million**
  - **Legacy provision for loan losses: $4.6 million**

4

Overview

Loan Growth

Legacy Loan Growth

$ in millions

4th Quarter 2013:

$568 million, or +7% (+29% annualized)

Since YE 2011:

$2.9 billion, or +55% (+27% annualized)

Since YE 2009:

$4.2 billion, or +101% (+25% annualized)

The FDIC covered loan portfolio declined 57%, or $951 million (14% annualized rate)

$1,200 $1,000 $800 $600 $400 $200 $0 -$200

Legacy Loans

Acquired Loans

Covered Loans

$64 $58 $43 $173 $149 $258 $157 $338 $246 $421 $365 $362 $243 $434 $295 $568

Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13

Overview

Deposit Growth

Total Deposit Growth

$ in millions

Decrease of $214 million, or -2% in 4Q13 (-8% Annualized)

$47 million (+2%) growth in NIB deposits for 4Q13

$153 million (-8%) decline in time deposits in 4Q13

Organic Deposit Growth

4th Quarter 2013:

Core deposit decline of $60 million, or -1% (-3% annualized)

$1,000 $800 $600 $400 $200 $0 -$200 -$400

Very strong transaction account growth in 4Q12

Noninterest Bearing

Other Core Deposits

Time Deposits

$184 $159 $217 $281 $333 $93 $273 $912 $14 $66 $413 $60

$62 $88 $92 $71 $122 $44 $143 $4 $84 $474 $47

Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13

Excludes acquired deposits

Overview

Noninterest Bearing Deposits

% of Total Deposits

Since 2010, total noninterest bearing deposits increased $1.7 billion or +193% (+64% annualized rate)

$47 million of incremental noninterest bearing deposit growth or +2% (+7% annualized)

Top 4Q13 noninterest bearing deposit growth markets include Birmingham, Houston, New Orleans and Baton Rouge

25% 20% 15% 10% 5% 0%

11% 12% 15% 15% 16% 17% 18% 19% 18% 19% 19% 23% 24%

$0.9 $0.9 $1.3 $1.4 $1.5 $1.6 $1.7 $1.9 $2.0 $2.0 $2.1 $2.5 $2.6

$ in billions

$3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $0.0

4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Noninterest bearing deposits at period-end

Overview

Deposits Costs

Our Deposit Costs Declined Greater Than Peers

A Portion Of The Lower Costs Were Due To Improved Mix Of Deposits

2010 Noninterest Bearing Deposits Grew From 11% To 24% Of Total Deposits in 4Q13

IBERIABANK Corporation

Average Peers

1 Year Treasury Rate

0.32% 0.30% 0.11%

2.00% 1.80% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

The decrease in 1Q10 cost of deposits reflects market value adjustments associated with the acquisition of Orion Bank and Century Bank

Overview

Expense Savings Initiative

$ in millions

Salary & Benefits $8.3

Branch Closings $3.5

Contracts $3.6

Marketing & Technology $2.3

Other Expense $6.3

Revenue Enhancements $0.5

Expense Initiatives

Compensation

Branch closures

Other reductions

Branch closings

Closed 13 branch offices

Contracts

Consumer products

IT Maintenance Consulting

Marketing & Technology

Telephone

Other Items

Business travel

Occupancy expense

Professional services

Revenue Enhancements

Loan related fee income

Mortgage mandatory delivery

Increased origination activity

Service fees

Salary & Benefits 34%

Branch Closings 14%

Contracts 15%

Marketing & Technology 9%

Other Expense 26%

Total Expense 98%

Revenue Enhancements 2%

100%

$24.5 million pre-tax net benefit expected in 2014 and beyond

Aggregate implementation costs of $8.0 million realized through 3Q2013

100% of initiatives completed through December 2013

Overview

Non-Interest Expense Trends

Linked quarter increases/(decreases) of:

Provision for unfunded lending commitments $ (2.4) mil.

Mortgage commissions (1.1)

Marketing and business development (0.7)

Hospitalization and payroll tax (0.7)

Benefits cost due to increased stock price 1.5

Oreo property costs 1.3

$ (2.1)

Noninterest expenses excluding non-operating items down $3.5 million, or 3%, as compared to 3Q13

Total expenses down $5.5 million, or 5%, in 4Q13

Severance expense down $0.3 million, or 61%

Occupancy and branch closure costs down $0.6 million Impairment of fixed assets down $1.2 million

Provision for FDIC claw-back liability down $0.7 million

Merger-related expense increased $0.5 million

4Q13 vs. 3Q13

%

Noninterest Expense ($000s) 4Q12 1Q13 2Q13 3Q13 4Q13 $ Change

Change

Mortgage Commissions $ 5,747 $ 4,327 $ 6,127 $ 4,238 $ 3,169 $ (1,069) -25%

Hospitalization Expense 4,005 4,407 3,994 4,303 3,899 (404) -9%

Other Salaries and Benefits 50,675 53,668 52,024 50,140 52,108 1,968 4%

Salaries and Employee Benefits $ 60,426 $ 62,402 $ 62,145 $ 58,681 $ 59,176 $ 495 1%

Credit/Loan Related 4,386 3,739 4,168 5,248 2,776 (2,472) -47%

Occupancy and Equipment 14,413 14,774 14,321 13,863 13,971 108 1%

Amortization of Acquisition Intangibles 1,285 1,183 1,181 1,179 1,177 (2) 0%

All Other Noninterest Expense 30,328 28,050 28,222 26,933 25,328 (1,605) -6%

Nonint. Exp. (Ex-Non-Operating Exp.) $ 110,838 $ 110,148 $ 110,036 $ 105,904 $ 102,428 $ (3,476) -3%

Severance 370 97 1,670 554 216 (338) -61%

Occupancy and Branch Closure Costs 711 375 4,925 594 — (594) -100%

Impairment of Long-lived Assets — 31,813 — 977 (225) (1,202) -123%

Provision for FDIC clawback liability — — 130 667 — (667) -100%

Debt Prepayment — 2,307 — — — —0%

Termination of Debit Card Rewards Program — — 450 — (311) (311) 100%

Consulting and Professional 339 — 150 (630) — 630 100%

Merger-Related Expenses 1,183 157 — 85 566 481 565%

Total Noninterest Expense $ 113,441 $ 144,898 $ 117,361 $ 108,152 $ 102,674 $ (5,478) -5%

Tangible Efficiency Ratio - excl Nonop Exp 72.5% 79.0% 76.8% 73.0% 69.9%

Overview

Non-Interest Income Trends

- Mortgage loan income declined $2.8 million or -19%
  - 4Q13 originations down 20% from 3Q13 due to market forces and seasonal trends
  - Refinancings were 19% of production, unchanged from 3Q13
  - Sales down 31% in 4Q13
  - Margins relatively stable
  - Pipeline of $110 million at quarter-end and $123 million on January 10th (+12%)
- Title insurance income decreased $1.2 million, or -21%
- Increased Capital Markets income of $1.0 million
- Deposit service charge income stable
- Decreased client derivative income

Noninterest Income ($000s)	4Q12	1Q13	2Q13	3Q13	4Q13	4Q13 vs. 3Q13 $ Change	4Q13 vs. 3Q13 % Change
Service Charges on Deposit Accounts	$ 7,295	$ 6,797	$ 7,106	$ 7,512	$ 7,455	$ (57)	-1%
ATM / Debit Card Fee Income	2,412	2,183	2,357	2,476	2,493	17	1%
BOLI Proceeds and CSV Income	909	939	901	908	900	(8)	-1%
Mortgage Income	22,935	18,931	17,708	15,202	12,356	(2,846)	-19%
Title Revenue	5,492	5,021	5,696	5,482	4,327	(1,155)	-21%
Broker Commissions	4,192	3,534	3,863	3,950	4,986	1,036	26%
Other Noninterest Income	4,928	4,727	4,915	7,720	6,179	(1,541)	-20%
Noninterest income excluding non-operating income	48,162	42,132	42,546	43,250	38,696	(4,554)	-11%
Gain (Loss) on Sale of Investments, Net	(4)	2,359	(57)	13	19	6	42%
Other Non-operating income	2,196	-	-	-	-	-	-
Total Noninterest Income	$ 50,354	$ 44,491	$ 42,489	$ 43,263	$ 38,715	$ (4,548)	-11%

11

Overview

Capital Markets and Wealth Management

Total Quarterly Revenues For:

IBERIA Capital Partners

IBERIA Wealth Advisors

ICP/IWA revenues of $4.2 million (up 33% compared to 3Q13 and up 29% from 4Q12)

ICP currently provides research coverage on 100 public energy companies

IWA assets under management remained steady at $1.1 billion on December 31, 2013

Total Revenues ($ in Millions)

$4.5 $4.0 $3.5 $2.5 $2.0 $1.5 $1.0 $0.5 $0.0

1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

Overview

Small Business and Retail

No closures or consolidation of branches in the fourth quarter of 2013 - Closed 13 branches and consolidated 4 branches over the past 12 months

Small Business loan growth of $34 million

Indirect loan growth of $5 million

Direct Consumer and Mortgage loan growth of $62 million

Increased Credit Card growth to $3.7 million for the quarter

Completed conversion to new Merchant Services partner

Checking account growth compares favorably to same quarter last year:

Small Business checking accounts increased 12% year-over-year

Consumer checking accounts increased 1% year-over-year

Branch efficiency, productivity and enhanced digital delivery efforts were completed by mid-

October, establishing our new run rate for the 4th quarter and beyond:

Retail staffing down 5.5% from end of the second quarter

Staff costs down 5.8% from end of the second quarter

Overview

Non-Performing Assets Trends

$ in thousands

Legacy

Non-Covered Acquired

Covered Acquired

$900,000 $800,000 $700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0

$77,653 $72,159 $66,797 $66,444 $75,668 $75,030 $76,033 $75,863 $73,034

$58,375 $57,796 $62,511 $73,807 $70,694 $67,010 $64,125 $56,058 $46,363

$737,256 $681,642 $634,818 $561,466 $520,455 $458,568 $403,350 $349,601 $252,398

4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

NPA determination based on regulatory guidance for Acquired portfolios

Overview

Legacy Portfolio

Asset Quality Summary
(Excludes FDIC covered assets and all acquired loans)

($ thousands)	For Quarter Ended: 12/31/2012	9/30/2013	12/31/2013	% or Basis Point Change Year/Year	Qtr/Qtr
Nonaccrual Loans	$ 47,916	$ 43,838	$ 43,687	-9%	0%
OREO	26,380	30,607	28,272	7%	-8%
Accruing Loans 90+ Days Past Due	1,371	1,418	1,075	-22%	-24%
Nonperforming Assets	75,667	75,863	73,034	-3%	-4%
Past Due Loans	62,083	57,662	66,153	7%	15%
Classified Loans	125,310	78,059	82,199	-34%	5%
Nonperforming Assets/Assets	0.69%	0.66%	0.61%	(8) bps	(5) bps
NPAs/(Loans + OREO)	1.12%	0.98%	0.88%	(24) bps	(10) bps
Classified Assets/Total Assets	1.14%	0.66%	0.69%	(45) bps	3 bps
(Past Dues & Nonaccruals)/Loans	0.92%	0.75%	0.80%	(12) bps	5 bps
Provision For Loan Losses	$ (2,715)	$ 2,868	$ 4,621	-270%	61%
Net Charge-Offs/(Recoveries)	90	303	1,366	1411%	351%
Provision Less Net Charge-Offs	$ (2,805)	$ 2,565	$ 3,255	-216%	27%
Net Charge-Offs/Average Loans	0.01%	0.02%	0.07%	6 bps	5 bps
Allowance For Loan Losses/Loans	1.10%	0.83%	0.81%	(29) bps	(2) bps
Allowance For Credit Losses/Loans	1.10%	0.99%	0.95%	(15) bps	(4) bps

- NPAs equated to 0.61% of total assets, down 5 bps compared to 3Q13
- $82 million in classified assets (+5% from 3Q13)
- $46 million special mention loans (-16% from 3Q13)
- Net charge-offs of $1.4 million, or an annualized rate of 0.07% of average loans
- $4.6 million provision for legacy franchise in 4Q13

15

Overview

Allowance Coverage To NPAs

Allowance for Credit Losses/Nonperforming Assets %

120% 110% 100% 90% 80% 70% 60% 50%

4Q12 1Q13 2Q13 3Q13 4Q13

107.4% 83.8% 76.2%

IBERIABANK Corporation

Peer Banks $10 -$30 Billion in Total Assets

All Bank Holding Companies

4Q13 Allowance for loan losses of $67.3 million

4Q13 Reserve for unfunded lending commitments of $11.1 million

Legacy NPAs of $73.0 million ACL/NPAs equals 107.4%

Overview

Performance Compared To Peers Since Year-End 1999

Average Over Period 2000-2013

Measurement U.S. Publicly- Publicly-Traded IBERIABANK

Measure Period Traded BHCs(1) BHC Peers(2) Corporation

Total Asset Growth Period-End CAGR 6.8% 9.4% 16.4%

Return on Average Assets Annual Average 0.46% 0.98% 0.98%

Return on Average Tangible Common Equity Annual Average 7.30% 14.16% 15.44%

Nonperforming Assets-to-Total Assets Average of Year-Ends 1.65% 1.12% 0.59%

Net Charge-Offs-to-Average Loans Annual Average 0.48% 0.56% 0.25%

Operating EPS Growth Annual Average 18.1% 15.7% 19.5%

Tangible Book Value Per Share Growth (3) Period-End CAGR 3.8% 6.6% 10.5%

Cumulative Shareholder Return (4) Period-End Growth 139.9% 233.6% 690.3%

(1) U.S. publicly-traded bank holding companies at year-end 2013. Does not include entities that failed or were acquired.

(2) U.S. publicly-traded bank holding companies at year-end 2013 with total assets between $10 billion and $30 billion. Does not include entities that failed or were acquired.

(3) Excludes bank holding companies with tangible book value per share less than zero at 12/31/13.

(4) Assuming common stock price appreciation and the reinvestment of dividends since year-end 1999.

Acquisition of Teche Holding Company

Teche Holding Company

Acquisition

IBKC

TSH

Announced January 13, 2014

Adds 20 branches in overlapping Louisiana markets

Attractive, established client base complements our existing client base

Total Loans: $686 million

Total Assets: $857 million

Total Deposits: $651 million

Total Equity: $89 million common stock

Fixed exchange ratio of 1.162 shares of IBKC common stock for each TSH share within price collars and floating exchange ratios outside collars (1)

$161 million(2) for common stock outstanding based on IBKC closing price of at announcement

Price / Book Value: 1.71x

Price / Tangible Book Value: 1.78x

Includes $18 million, pre-tax credit mark (2.6% of loans)

Accretive to EPS

Slightly dilutive to TVBS

IRR in excess of 20%

(1) The agreement provides for a fixed exchange ratio with pricing collars that fix the value received by Teche shareholders if the weighted average trading price of IBERIABANK common stock were to decline below $55.80 per share, or exceed $68.20 per share, over a specified period

(2) Assumes exercise of options

Teche - Financial Assumptions & Impact

Conservative Financial Assumptions

Credit Mark: Other Marks: Cost Savings:

Gross loss estimate of $18.0 million on a pre-tax basis

(2.6% of gross loan portfolio)

Loss estimate net of allowance of $10.1 million on a pre-tax basis Aggregate negative $13.1 million in other marks, including securities portfolio, loan rate, allowance for loss reversal, OREO, fixed assets, FHLB marks Annual run rate cost savings of approximately $19 million on a pre-tax basis

Represents in excess of 50% of TSH’s fiscal year

2013 non-interest expenses

Savings expected to be achieved by first quarter of 2015

Merger Related Costs:

Approximately $22 million on a pre-tax basis

Approximately 6% accretive to EPS in 2015

Tangible book value dilution of 2% excluding one-time acquisition and conversion related costs on a pro forma basis at September 30, 2013 Tangible book value breakeven, including one-time acquisition and conversion related costs, of approximately four years Strong pro forma capital ratios:

Tangible common equity ratio = 8.7% Total risk based capital ratio = 13.2%

Internal rate of return over 20%; well in excess of our cost of capital

Appendix

Appendix

Loan Growth Since Year-End 2008

Acquired loans, net of discount +$2.9 billion

Acquired loan pay downs ($1.6 billion)

Legacy loan growth +$4.5 billion

Total net growth +$5.8 billion

Automobile 8%

Mortgage 14%

Other Consumer 3%

Commercial 38%

Business 20%

Small Business 3%

Home Equity 14%

December 31, 2008

$3.7 Billion

Home Equity 14%

Automobile 5%

Mortgage 6%

Other Consumer 3%

Commercial 35%

Business 29%

Small Business 8%

December 31, 2013

$9.5 Billion

Appendix

Loan Originations 4Q13 –Top Markets

$1.4 billion in total funded loans and unfunded loan commitments originated in 4Q13

Significant growth in Houston, New Orleans and Birmingham. Strong growth across the franchise

Continued growth in other markets in which we have invested heavily

$ in millions

$500

$450

$400

$350

$300

$250

$200

$150

$100

$50

$0

Loan Commitments

Loan Fundings

$42 $8 $34

$47 $12 $35

$50 $16 $34

$57 $17 $41

$66 $22 $44

$67 $19 $47

$153 $64 $89

$190 $68 $122

$462 $180 $282

SE Florida Huntsville Lafayette Little Rock Baton Rouge Memphis Birmingham New Orleans Houston

Loan commitments and originations include renewals

Appendix

Deposit Growth Since Year-End 2008

Time Deposits 40%

Noninterest 15%

NOW Accounts 21%

Savings/Mmkt 24%

Noninterest

NOW Accounts

Savings/Mmkt

Time Deposits

December 31, 2008

$4.0 Billion

Time Deposits 16%

Noninterest 24%

NOW Accounts 21%

Savings/Mmkt 39%

December 31, 2013

$10.7 Billion

$6.7 billion growth in total deposits or +174% (+34% annualized)

Appendix

Market Highlights For 4Q13

Loan pricing and structure remain competitive for target commercial and business banking clients

Houston, New Orleans, Birmingham, Memphis, Baton Rouge, Little Rock and Acadiana showed strong commercial loan originations Loans and commitments originated during 4Q13 of $1.4 billion with 37% fixed rate and 63% floating rate Commercial loans originated and funded in 4Q13 totaled $685 million with a mix of 25% fixed and 75% floating ($1.1 billion in commercial loan commitments during the quarter)

Strong commercial pipeline of approximately $500 million at quarter-end

Small business loan originations, including lines of credit, grew $56 million or 7% in 4Q13 (29% annualized) Period-end core deposit decline of $60 million, with non-interest bearing deposits up $47 million (up $234 million linked quarter growth on an average balance basis

Appendix

Asset Quality Portfolio Trends

($thousands)

Nonaccruals OREO & Foreclosed 90+ Days Past Due Nonperforming Assets

NPAs/Assets NPAs/(Loans + OREO) LLR/Loans ACL/Loans Net Charge-Offs/Loans

Past Dues:

30-89 Days Past Due 90+ days Past Due Nonaccual Loans Total 30+ Past Dues

% Loans

Total Portfolio

4Q12 3Q13 4Q13

$ 540,867 $ 341,691 $ 270,428

121,536 128,987 99,173

4,404 10,844 2,194

$ 666,807 $ 481,522 $ 371,795

5.08% 3.66% 2.78%

7.74% 5.25% 3.88%

2.96% 1.64% 1.51%

2.96% 1.77% 1.62%

0.00% 0.01% 0.06%

$ 47,899 $ 26,445 $ 40,918

4,404 10,844 2,194

540,867 341,691 270,428

$ 593,170 $ 378,980 $ 313,540

6.98% 4.19% 3.30%

% or Basis Point Change

Year/Year Qtr/Qtr

-50% -21%

-18% -23%

-50% -80%

-44% -23%

(230) bps (88) bps

(386) bps (137) bps

(145) bps (13) bps

(134) bps (15) bps

6 bps 5 bps

-15% 55%

-50% -80%

-50% -21%

-47% -17%

(368) bps (89) bps

Appendix

Non-Operating Items (Non-GAAP)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES [(1)]

(dollars in thousands)

	For The Quarter Ended								
	December 31, 2012			September 30, 2013			December 31, 2013		
	Dollar Amount			Dollar Amount			Dollar Amount		
	Pre-tax	After-tax [(2)]	Per share	Pre-tax	After-tax [(2)]	Per share	Pre-tax	After-tax [(2)]	Per share
Net Income (Loss) (GAAP)	$ 32,037	$ 23,208	$ 0.79	$ 30,549	$ 23,192	$ 0.78	$ 34,779	$ 25,604	$ 0.86
Noninterest income adjustments									
Loss (Gain) on sale of investments	4	3	-	(13)	(8)	0.00	(19)	(12)	(0.00)
Other noninterest income	(2,196)	(1,427)	(0.0483)	-	-	-	-	-	-
Noninterest expense adjustments									
Merger-related expenses	1,183	769	0.03	85	55	0.00	566	368	0.01
Severance expenses	370	241	0.01	554	360	0.01	216	141	0.00
Impairment of indemnification asset	-	-	-	977	635	0.02	(225)	(146)	(0.00)
Provision for FDIC clawback liability	-	-	-	667	434	0.01	-	-	-
Occupancy expenses and branch closure expenses	711	462	0.02	594	386	0.01	-	-	-
Termination of debit card rewards program	-	-	-	-	-	-	(311)	(202)	(0.01)
Professional expenses and litigation settlements	339	220	0.01	(630)	(410)	(0.01)	-	-	-
Operating earnings (Non-GAAP) (3)	32,450	23,476	0.80	32,783	24,644	0.83	35,006	25,753	0.87
Covered and acquired impaired (reversal of) provision for loan losses	7,581	4,928	0.17	(854)	(555)	(0.02)	79	51	0.00
Other (reversal of) provision for loan losses	(2,715)	(1,765)	(0.06)	2,868	1,864	0.07	4,621	3,004	0.10
Pre-provision operating earnings (Non-GAAP) (3)	$ 37,314	$ 26,639	$ 0.91	$ 34,797	$ 25,953	$ 0.89	$ 39,706	$ 28,808	$ 0.97

(1) Per share amounts may not appear to foot due to rounding.
(2) After-tax amounts estimated based on a 35% marginal tax rate.
(3) Includes the impact of the adoption of ASU 2012-06 in the three-month periods ending December 31, 2013 and September 30, 2013.

- 4Q13 Pre-tax merger related expenses of $0.6 million and $0.4 million on an after-tax basis ($0.01 EPS)
- 4Q13 Pre-tax provision for loan losses of $4.7 million or $3.0 million on an after-tax basis ($0.10 EPS)

27

Appendix

Performance Metrics – Yields and Costs

For Quarter Ended:

Linked Quarter Basis Point Change

9/30/2013 12/31/2013

Investment Securities 1.98% 2.21% 23 bps

Covered Loans, net of loss share receivable 3.66% 4.28% 62 bps

Noncovered Loans 4.39% 4.43% 4 bps

Loans & Loss Share Receivable 4.21% 4.33% 12 bps

Mortgage Loans Held For Sale 4.32% 4.06% (26) bps

Other Earning Assets 0.89% 0.94% 5 bps

Total Earning Assets 3.74% 3.87% 13 bps

Interest Bearing Deposits 0.40% 0.39% (1) bps

Short-Term Borrowings 0.14% 0.15% 1 bps

Long-Term Borrowings 3.37% 3.37% 0 bps

Total Interest Bearing Liabilities 0.49% 0.47% (2) bps

Net Interest Spread 3.25% 3.40% 15 bps

Net Interest Margin 3.37% 3.52% 15 bps

(1) Earning asset yields are shown on a fully taxable equivalent basis.

Investment yield increased 23 bps due to reduced bond premium amortization

Non-covered loan yield increased 4 bps from 3Q13 reflecting an increase in consumer loan yields

Net covered loan yield increased 62 bps, offsetting a decline in the average covered loan volume in the quarter

Average noninterest bearing deposits up $234 million (+10% linked quarter basis)

Interest bearing deposit costs declined 1 bps

Margin increased 15 bps to 3.52%

Appendix

Expected Quarterly Re-pricing Schedule

$ in millions 1Q14 2Q14 3Q14 4Q14 1Q15

Cash Equivalents

Balance $ 203.5 $ - $ - $ - $ -

Rate 1.09% 0.00% 0.00% 0.00% 0.00%

Investments

Balance $ 79.1 $ 75.5 $ 78.6 $ 54.7 $ 48.5

Rate 2.50% 2.80% 3.02% 3.03% 2.99%

Fixed Rate Loans

Balance $ 304.9 $ 268.4 $ 250.7 $ 237.8 $ 211.3

Rate 5.05% 4.91% 4.96% 4.89% 4.98%

Variable Rate Loans

Balance $ 4,181.1 $ 44.7 $ 18.2 $ 25.3 $ 7.5

Rate 3.26% 3.01% 2.79% 2.76% 1.65%

Held for Sale Loans

Balance $ 128.4 $ - $ - $ - $ -

Rate 4.86% 0.00% 0.00% 0.00% 0.00%

Time Deposits

Balance $ 752.6 $ 369.0 $ 257.8 $ 192.0 $ 64.9

Rate 0.56% 0.56% 0.54% 0.51% 0.96%

Repos

Balance $ 680.3 $ - $ - $ - $ -

Rate 0.15% 0.00% 0.00% 0.00% 0.00%

Borrowed Funds

Balance $ 120.3 $ 5.6 $ 13.0 $ 0.4 $ 0.4

Rate 3.18% 4.15% 4.04% 3.65% 3.65%

Note: Amounts exclude re-pricing of assets and liabilities from prior quarters

$1.6 Billion in time deposits re-price over next 12 months at 0.55% weighted average rate

During 4Q13, new and re-priced time deposits were booked at an average cost of 0.32%

In 4Q13, retention rate of time deposits was 79% with average reduction in rate of 38 basis points

Excludes FDIC loans and receivable, non-accrual loans and market value adjustments

Appendix

Interest Rate Risk Simulation

Change In:

Net Interest Income

Economic Value of Equity

-200 bp* -100 bp* Base Case +100 bp* +200 bp* Blue Chip Forward Curve

-5.8% -2.6% 0.0% 3.3% 7.0% 0.2% 1.0%

-20.0% -14.6% 0.0% -0.9% 1.6% 0.0% 0.0%

Source: Bancware model, as of December 31, 2013

* Assumes instantaneous and parallel shift in interest rates based on static balance sheet

Asset sensitive from an interest rate risk position

The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing

Forward curve has a positive impact over 12 months

Appendix

FDIC Covered Loan Portfolio Roll Forward

	1Q2013			2Q2013			3Q2013			4Q2013		
	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield
Covered Loans	**1,039,469**	**41,607**	**16.047%**	**954,555**	**30,324**	**12.619%**	**871,768**	**30,858**	**13.896%**	**751,482**	**37,180**	**19.462%**
Mortgage Loans	180,902	4,398	9.724%	170,420	4,135	9.706%	163,485	2,718	6.650%	149,834	4,329	11.556%
Indirect Automobile	(0)	-	0.000%	-	-	0.000%	-	-	0.000%	-	-	0.000%
Credit Card	824	13	6.565%	789	14	7.147%	728	13	6.971%	679	13	7.377%
Consumer	130,960	3,509	10.867%	126,164	2,594	8.248%	104,668	3,029	11.481%	88,260	2,944	13.232%
Line Of Credit-Consumer Loan	41,802	3,200	31.044%	40,543	2,967	29.355%	50,939	(190)	-1.476%	59,651	4,142	27.551%
Commercial & Business Banki	684,981	30,487	17.803%	616,642	20,613	13.224%	551,950	25,288	17.928%	453,062	25,753	22.242%
Loans in Process	(1)	-	0.000%	(3)	-	0.000%	(2)	-	0.000%	(4)	-	0.000%
Overdrafts	0	-	0.000%	0	-	0.000%	-	-	0.000%	-	-	0.000%
FDIC Loss Share Receivable	**384,319**	**(27,702)**	**-28.832%**	**268,700**	**(18,130)**	**-26.692%**	**228,047**	**(22,875)**	**-39.252%**	**188,932**	**(29,142)**	**-60.357%**
Net Covered Loan Portfolio	**1,423,788**	**13,905**	**5.351%**	**1,223,255**	**12,194**	**5.110%**	**1,099,815**	**7,983**	**3.663%**	**940,414**	**8,038**	**4.279%**

	1Q2013			2Q2013			3Q2013			4Q2013		
	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield	Average	Income / Expense	Average Yield
Covered Loans	**1,039,469**	**41,607**	**16.047%**	**954,555**	**30,324**	**12.619%**	**871,768**	**30,858**	**13.896%**	**751,482**	**37,180**	**19.462%**
CapitalSouth Bank	138,793	4,109	11.855%	131,981	3,610	10.852%	123,412	3,248	10.332%	109,390	2,948	10.610%
Orion Bank	597,706	25,287	16.960%	548,977	17,685	12.789%	504,934	17,935	13.924%	431,840	18,778	17.104%
Century Bank	219,726	6,401	11.703%	199,836	4,943	9.869%	175,247	6,751	15.184%	157,460	12,280	30.697%
Sterling Bank	83,245	5,810	27.941%	73,762	4,087	21.956%	68,174	2,924	16.831%	52,792	3,174	23.576%
FDIC Loss Share Receivable	**384,319**	**(27,702)**	**-28.832%**	**268,700**	**(18,130)**	**-26.692%**	**228,047**	**(22,875)**	**-39.252%**	**188,932**	**(29,142)**	**-60.357%**
CapitalSouth Bank	29,301	(2,388)	-32.596%	18,955	(2,347)	-48.987%	14,720	(2,538)	-67.473%	10,394	(535)	-20.145%
Orion Bank	235,594	(17,330)	-29.423%	164,219	(10,492)	-25.277%	141,213	(12,702)	-35.199%	115,061	(22,595)	-76.842%
Century Bank	90,384	(4,100)	-18.146%	65,145	(3,105)	-18.857%	55,021	(5,304)	-37.719%	49,048	(5,808)	-46.333%
Sterling Bank	29,040	(3,884)	-53.502%	20,382	(2,185)	-42.404%	17,093	(2,331)	-53.365%	14,430	(205)	-5.547%
Net Covered Loan Portfolio	**1,039,469**	**13,905**	**5.351%**	**954,555**	**12,194**	**5.110%**	**871,768**	**7,983**	**3.663%**	**751,482**	**8,038**	**4.279%**
CapitalSouth Bank	138,793	1,721	4.961%	131,981	1,262	3.826%	123,412	710	2.301%	109,390	2,413	8.825%
Orion Bank	597,706	7,958	5.326%	548,977	7,192	5.240%	504,934	5,232	4.145%	431,840	(3,817)	-3.536%
Century Bank	219,726	2,301	4.188%	199,836	1,837	3.678%	175,247	1,448	3.304%	157,460	6,472	16.442%
Sterling Bank	83,245	1,925	9.252%	73,762	1,903	10.317%	68,174	593	3.480%	52,792	2,970	22.503%

31

Appendix

Expected Amortization

Projected Average Loan Balances and Net Yields

Projected Average Balance

Projected Net Yield

$1,000

$800

$600

$400

$200

$0

Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015

9.50%

8.50%

7.50%

6.50%

5.50%

4.50%

3.50%

$ in Millions

Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013

Q1 2014 Q2 2014 Q3 2014 Q4 2014 2014 Q1 2015

Revenues

$ 41.6 $ 30.3 $ 30.9 $ 37.1 $ 139.9

$ 18.5 $ 16.6 $ 14.5 $ 13.4 $ 63.0 $ 12.6

Amortization

$ (27.7) $ (18.1) $ (22.9) $ (29.1) $ (97.8)

$ (12.3) $ (11.1) $ (9.7) $ (7.3) $ (40.4) $ (3.8)

Net covered Income

$ 13.9 $ 12.2 $ 8.0 $ 8.0 $ 42.1

$ 6.2 $ 5.5 $ 4.8 $ 6.1 $ 22.6 $ 8.8

Average Balance

$ 1,039 $ 995 $ 872 $ 751 $ 903

$ 689 $ 591 $ 523 $ 462 $ 566 $ 409